UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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Filed by a Party other than the Registrant [   ]

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[X]            Preliminary Proxy Statement
[   ]            Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]            Definitive Proxy Statement
[   ]            Definitive Additional Materials
[   ]            Soliciting Material Pursuant to §240.14a -12

SECURITIES DEVICES INTERNATIONAL INC.
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant)

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SECURITY DEVICES INTERNATIONAL INC. 2015

Annual and Special Meeting of Stockholders

Proxy Statement

SECURITY DEVICES INTERNATIONAL INC.
600-4830 W. KENNEDY BLVD.
TAMPA • FL • USA • 33609

Notice of Annual and Special Meeting of Stockholders

To all Stockholders of Security Devices International Inc.:

You are invited to attend the 2015 Annual and Special Meeting of Stockholders (the “Annual Meeting”) of Security Devices International Inc. (the “Company” or “SDI”). The Annual Meeting will be held at the Holiday Inn, 590 Argus Road, Oakville, ON L6J 3J3 Canada, on September 16, 2015, at 10:00 am EST. The purposes of the Annual Meeting are:

1.	To receive the audited consolidated financial statements of the Company of and for the fiscal year ended November 30, 2014.

2.	To elect six directors of the Company (each a “Director” and collectively, the “Directors”) to serve until the close of the 2016 Annual Meeting of Stockholders.

3.

To ratify the appointment of Schwartz, Levitsky, Feldman, LLP as independent registered public accountant (the “auditors”) for the Company to hold office until the close of the 2016 Annual Meeting of Shareholders and to authorize the Company’s Board of Directors to fix the auditors’ remuneration;

4.	To approve an amendment to the Company’s certificate of incorporation to prohibit the issuance of shares of preferred stock having multiple voting attributes;

5.	To confirm an amendment to the Company’s by-laws concerning the quorum required to hold a meeting of shareholders;

6.	To consider and vote upon an advisory, non-binding resolution to approve our executive compensation as described herein;

7.	To consider and vote upon, an advisory, non-binding proposal with respect to the frequency with which our shareholders will vote on our executive compensation; and

8.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed August 5, 2015 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of August 5, 2015 will be available for inspection by any stockholder at our principal place of business, 300-125 Lakeshore Road East, Oakville, Ontario L6J 1H3 Canada, starting September 4, 2015, during normal business hours, and at the Annual Meeting.

Accompanying this notice of meeting is the management information circular (the “Circular”). Please review the Circular carefully and in full prior to voting in relation to the matters set out above as the Circular has been prepared to help you make an informed decision on such matters.

Shareholders are invited to attend the Annual Meeting. Record shareholders who are unable to attend the Annual Meeting in person are requested to vote by mail by completing, dating and signing the enclosed form of proxy (the “Proxy Card”) and send it in the enclosed envelope to the Company's co-transfer agent, Equity Financial Trust Company*, 200 University Avenue, Suite 300, Toronto, Ontario M5H 4H1, or vote via the Internet, by going to www.voteproxyonline.com and following the instructions on the website, or by fax to Proxy Department 416-595-9593. Non-record shareholders who receive these materials through their broker or other intermediary should follow the instructions provided by their broker or intermediary.

*Note: TMX Equity Transfer Services is operating the transfer agency and corporate trust business in the name of Equity Financial Trust Company for a transition period.

For your vote to be effective, your voting instructions must be received by Broadridge Financial Solutions, Inc. (“Broadridge”) or by the Company’s transfer agent not later than 10:00 a.m. (Eastern Time) on September 14, 2015, or, in the case of any adjournment of the Annual Meeting, not less than 48 hours, excluding Saturdays, Sundays and holidays, prior to the time of the rescheduled meeting. The Chair of the Annual Meeting may, at his discretion, accept late proxies or waive the time limit for deposit of proxies, but is under no obligation to accept or reject any late proxy. If you have voted by proxy using the Proxy Card, via fax or the Internet or by phone, any subsequent vote by proxy through any of these methods will cancel any other proxy you may have previously submitted in connection with the Annual Meeting, and only a later dated proxy received prior to the deadline will be counted.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the Annual Meeting, you may, if you wish, revoke the proxy and vote your shares of common stock in person.

By Order of the Board of Directors,

Dean Thrasher, Secretary
August 5, 2015

SECURITY DEVICES INTERNATIONAL INC.
600-4830 W. KENNEDY BLVD.
TAMPA • FL • USA • 33609
__________________________________________________________

     Proxy Statement

__________________________________________________________

ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 16, 2015

Unless the context requires otherwise, references in this proxy statement to “SDI,” the “Company,” “we,” “us,” or “our” refer to Security Devices International Inc.

The Annual and Special Meeting of Stockholders (the “Annual Meeting”) will be held at the Holiday Inn, 590 Argus Road, Oakville, ON L6J 3J3 Canada, on September 16, 2015, at 10:00am EST. We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by our Board of Directors (the “Board”) of proxies for this Annual Meeting. This proxy statement (the “Proxy Statement”) will first be mailed to holders of our voting stock on or about August 25, 2015.

Whether or not you plan to attend the Annual Meeting, please promptly provide your voting instructions. Your promptness in voting will assist in the expeditious and orderly processing of the proxies and in ensuring that a quorum is present. If you vote your proxy, you may nevertheless attend the Annual Meeting and vote your shares in person if you wish. Please note, however, that if your shares are held of record by a broker or other nominee and you wish to vote in person at the Meeting, you must follow the instructions provided to you by your broker or such other nominee. If you want to revoke your instructions at a later time prior to the vote for any reason, you may do so in the manner described in this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business on August 5, 2015, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares of common stock.

When you sign the proxy card you appoint Gregory Sullivan, our Chief Executive Officer, and if Mr. Sullivan is unavailable, Dean Thrasher, our Chief Operating Officer and Secretary, as your representative at the Annual Meeting. As your representatives, they will vote your shares of common stock at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares of common stock, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed August 5, 2015, as the record date for the Annual Meeting. Only holders of shares of our voting stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of August 4, 2015, we had 54,615,641 shares of common stock issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.	the election of six Directors to serve until the close of the 2016 Annual Meeting of Stockholders (“Proposal No. 1”).

2.

the ratification of the appointment of Schwartz, Levitsky, Feldman, LLP (“SLF”) as auditors for the Company to hold office until the close of the 2016 Annual Meeting of Shareholders and to authorization of the Company’s Board of Directors to fix the auditors’ remuneration (“Proposal No. 2”);

3.	the approval of an amendment to the Company’s certificate of incorporation to prohibit the issuance of shares of preferred stock having multiple voting attributes (“Proposal No. 3”);

4.	the confirmation of an amendment to the Company’s by-laws concerning the quorum required to hold a meeting of shareholders (“Proposal No. 4”);

5.	an advisory vote on compensation of our named executive officers (“Proposal No. 5”); and

6.	an advisory vote on the frequency of the advisory vote on compensation of our named executive officers (“Proposal No. 6”).

The Board recommends that you vote FOR: (i) the election of the six Director nominees proposed by the Board in this Proxy Statement; (ii) the appointment of SLF as our auditors and the authorization of the Board to fix the auditors’ remuneration; (iii) the approval of the amendment to the Company’s certificate of incorporation; and (iv) the confirmation of the amendment to the Company’s by-laws.

In addition, you may be asked to vote in respect of any other matters that may properly be brought before the Meeting. As of the date of this Proxy Statement, the Board is not aware of any such other matters.

A simple majority of votes cast at the Meeting, whether in person or by proxy, in favor of any of Proposal No. 1, Proposal No. 2, Proposal No. 4, Proposal No. 5 and Proposal No. 6 will constitute approval of any such proposal submitted to a vote. A two-thirds majority of votes cast at the Meeting, whether in person or by proxy, in favor of any of Proposal No. 3 will constitute approval of such proposal submitted to a vote.

How many votes do I get?

Each share of common stock is entitled to one vote. No cumulative rights are authorized and dissenters’ rights are not applicable to any of the matters being voted upon.

How do I vote?

The voting process is different depending on whether you are a record (registered) or non-record shareholder.

•	You are a record shareholder if your name appears on your share certificate.

•

You are a non-record shareholder if your shares are held on your behalf by a bank, trust company, securities broker, trustee or other intermediary. This means the shares are registered in your intermediary’s name, and you are the beneficial owner. Most shareholders are non-record shareholders.

If you are a non-record shareholder, your intermediary will send you a voting instruction form or proxy form with this Proxy Statement. This form will instruct the intermediary how to vote your shares at the Meeting on your behalf. You should carefully follow the instructions provided by the intermediary and contact the intermediary promptly if you need help. The Company intends to pay for delivery of proxy materials to beneficial owners.

If you do not intend to attend the Meeting and vote in person, mark your voting instructions on the voting instruction form or proxy form, sign it, and return it as instructed by your intermediary. Your intermediary may have also provided you with the option of voting by telephone or fax or through the Internet.

If you wish to vote in person at the Meeting, follow the instructions provided by your intermediary. Your intermediary may have also provided you with the option of appointing yourself or someone else to attend and vote on your behalf at the Meeting through the Internet. When you arrive at the Meeting, please register with the Inspector of Elections.

Your intermediary must receive your voting instructions in sufficient time for your intermediary to act on them prior to the deadline for the deposit of proxies of 10:00 a.m. (Eastern Daylight Time) on September 14, 2015, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time of the scheduled Meeting.

Record shareholders

If you are a record shareholder, a Proxy Card is enclosed with this Proxy Statement to enable you to vote, or to appoint a proxyholder to vote on your behalf, at the Meeting. Whether or not you plan to attend the Meeting, you may vote your shares by proxy by any one of the following methods:

By mail: Mark, sign and date your Proxy Card and send to TMX Equity Transfer Services (TMX Equity), 200 University Avenue, Suite 300, Toronto, Ontario M5H 4H1. TMX Equity must receive your Proxy Card not later than 10:00 a.m. (Eastern Daylight Time) on September 14, 2015 in order for your vote to be counted. If the Meeting is adjourned or postponed, TMX Equity must receive your Proxy Card at least 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting.

By Fascilime: Fax your Proxy Card to the attention of the Proxy Department 416-595-9593

Via the Internet: Go to www.voteproxyonline.com and follow the instructions on the website prior to 10:00 a.m. (Eastern Daylight Time) on September 14, 2015.

We provide Internet proxy voting to allow you to vote your common stock online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Can stockholders vote in person at the Annual Meeting?

We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares of common stock through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

If you are a non-registered Shareholder, you can revoke your prior voting instructions by providing new instructions on a voting instruction form or proxy form with a later date, or at a later time in the case of voting by telephone or through the Internet. Otherwise, contact your Intermediary if you want to revoke your proxy or change your voting instructions, or if you change your mind and want to vote in person. Any new voting instructions given to intermediaries in connection with the revocation with proxies must be received in sufficient time to allow intermediaries to act on such instructions prior to the deadline for the deposit of proxies of 10:00 a.m. (Eastern Daylight Time) September 14, 2015, or at least 48 hours (excluding Saturdays, Sundays and holidays) prior to the time of the rescheduled Meeting.

If you are a record shareholder, you may revoke any proxy that you have given until the time of the Meeting by voting again over the Internet as instructed above, by signing and dating a new Proxy Card and submitting it as instructed above, by giving written notice of such revocation to the Corporate Secretary of the Company at our address, by revoking it in person at the Annual Meeting, or by voting by ballot at the Annual Meeting. If you choose to submit a proxy multiple times whether by over the Internet or by mail, or a combination thereof, only your latest vote, not revoked and received prior to 10:00 a.m. (Eastern Daylight Time) on September 14, 2015 (or 48 hours, excluding Saturdays, Sundays and holidays, before the rescheduled Meeting) will be counted. A record shareholder participating in person, in a vote by ballot at the Meeting, will automatically revoke any proxy previously given by that shareholder regarding business considered by that vote. However, attendance at the Annual Meeting by a registered shareholder who has voted by proxy does not alone revoke such proxy.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, we must have a quorum, which means that one-third of our outstanding voting shares as of the record date must be present at the Annual Meeting. Based on 54,615,641 shares of common stock issued and outstanding as of August 4, 2015, 18,205,214 shares of common stock must be present, in person or by proxy, for a quorum to be present at the Annual Meeting.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. If a quorum is present, abstentions will not be included in vote totals.

Since our bylaws provide that approval of a proposal at an Annual Meeting of the stockholders is by the affirmative vote of a majority of the voting shares present, in person or by proxy, at an Annual Meeting of the stockholders, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. However, as described below, election of Directors is by a plurality of the votes cast at the Annual Meeting. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR any of the Nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares of common stock in street name for their customers, are generally required to vote the shares of common stock in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares of common stock on routine matters, but not on non-routine matters (a “broker non-vote”). Proposal No. 1, Proposal No. 3, Proposal No. 4, Proposal No. 5 and Proposal No. 6 are non-routine matters. Accordingly, if you have not provided your broker with voting directions on these proposals, your broker will not be able to vote your shares with respect to the election of directors, amendment to the Company’s certificate of incorporation, the ratification of the amendment to the Company’s by-laws, the advisory vote on compensation of the named executive officers and the advisory vote on the frequency of the advisory vote on compensation of our named executive officers. Proposal No. 2, the ratification of the appointment of Schwartz Levitsky Feldman LLP as the Company’s independent registered public accounting firm is considered a routine matter, and brokers will be able to vote your shares if you have not provided voting directions with respect to Proposal No. 2.

Any shares of common stock represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of Directors or the frequency of the advisory vote on compensation of our named executive officers, except to the extent that the failure to vote for an individual (or frequency) results in another individual (or frequency) receiving a larger proportion of votes cast. Any shares of common stock represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to Proposal No. 2, Proposal No. 3, Proposal No. 4 and Proposal 5 will have the same effect as a vote against such proposal. In recognition of our desire to have every stockholder vote count, we encourage our stockholders to instruct their brokers to vote their shares.

How many votes are needed to elect Directors and approve other proposals?

Proposal No. 1: The Nominees for election as Directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The Nominees with the most votes will be elected. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR or AGAINST any of the Nominees.

Proposal No. 2: The ratification of the appointment of the independent registered public accountant will be approved if a majority of the voting shares present at the Annual Meeting vote FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote cast AGAINST this proposal.

Proposal No. 3: The amendment to the Company’s certificate of incorporation will be approved if two-thirds of the voting shares present at the Annual Meeting vote FOR the proposal. The confirmation of the amendment to the by-law will be approved if a majority of the voting shares present at the Annual Meeting vote FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote cast AGAINST this proposal.

Proposal No. 4: The confirmation of the amendment to the by-law will be approved if a majority of the voting shares present at the Annual Meeting vote FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote cast AGAINST this proposal.

Proposal No. 5: The advisory vote on compensation of our named executive officers will be approved if a majority of the voting shares present at the Annual Meeting vote FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote cast AGAINST this proposal.

Proposal No. 6: The advisory vote on the frequency of the advisory vote on compensation of our named executive officers will be determined by a plurality of the votes cast at the Annual Meeting. A properly executed proxy card marked ABSTAIN with respect to this proposal will not be voted and will not count FOR or AGAINST any frequency.

Will my shares of common stock be voted if I do not sign and return my Proxy Card?

If your shares of common stock are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares of common stock. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares of common stock.

If your shares of common stock are registered in your name, and you do not sign and return your proxy card, your shares of common stock will not be voted at the Annual Meeting, unless you attend the Annual Meeting and vote your shares of common stock.

How are votes counted?

Your shares of common stock will be voted as you indicate on your proxy card. If you just sign your proxy card with no further instructions, your shares of common stock will be voted (a) FOR each nominee for election to the Board for terms expiring in 2016, (b) FOR each of Proposal No. 2, Proposal No. 3, Proposal No. 4, and Proposal No. 5, and (c) for the “three (3) years” option with respect to the advisory proposal on the frequency of the shareholder voting on executive compensation.

Voting results will be tabulated and certified by the Inspector of Elections.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the United States Securities and Exchange Commission (the “SEC”) within four (4) business days of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

We will bear the cost of soliciting proxies. In an effort to have as large a representation at the Annual Meeting as possible, our directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, we may hire a proxy solicitor to help reach the quorum requirement. We will pay a reasonable fee in relation to these services. Upon request, we will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of our common stock on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2016 Annual Meeting of Stockholders?

In order to be considered for inclusion in the 2016 proxy statement, stockholder proposals must be submitted in writing to our Secretary, Dean Thrasher, at Security Devices International Inc., 300-125 Lakeshore Road East, Oakville, ON L6J 1H3 Canada, and received no later than July 1, 2016, provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in calendar year 2016 is changed by more than 30 days from the date of this Annual Meeting.

Are there any proposals currently anticipated for the 2016 Annual Meeting of Stockholders?

There are no proposals currently anticipated for the 2016 Annual Meeting of Stockholders.

How can I obtain a copy of the Annual Report on Form 10-K or our Audited Financial Statements?

Our Audited Financial Statements are included in our Annual Report on Form 10-K and are available on the Internet at the SEC’s website at http://www.sec.gov, along with our other periodic and current reports. At the written request of any stockholder who owns shares of common stock on the record date, we will provide to such stockholder, without charge, a paper copy of our Financial Statements as filed with the SEC, but not including exhibits. If requested, we will provide copies of the exhibits for a reasonable fee. Requests for additional paper copies of the Financial Statements should be mailed to: 600-4830 W. Kennedy Blvd., Tampa, FL, USA 33609 Attention: Allen Ezer, Executive Vice President.

Additional information relating to the Company is also available on SEDAR at www.sedar.com. Financial information concerning the Company is provided in the comparative financial statements for the year ended November 30, 2014 and Management Discussion & Analysis (MD&A) for that financial year. Security holders may contact the Company to request copies of the Company’s financial statements and MD&A at the address set out above.

PROPOSAL 1 — ELECTION OF DIRECTORS

General Questions

What is the current composition of the Board?

Our current bylaws require the Board to have at least one (1) and no more than ten (10) Directors. The current Board is composed of six (6) Directors, of which five (5) are standing for re-election, and one (1) is being nominated. Karim Kanji, a current director standing for election, was appointed to the Board on September 11, 2014.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All Directors serve one-year terms until their successors are elected and qualified at the next annual meeting of our stockholders.

Who is standing for election this year?

The Board has nominated the following six (6) Nominees, for election at the Annual Meeting, to hold office until the 2016 annual meeting of stockholders:

  Gregory Sullivan
  Dean Thrasher
  Allen Ezer
  Keith Morrison
  David Goodbrand
  Karim Kanji

What if a Nominee is unable or unwilling to serve?

Should any one or more of these Nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees. In such event, the proxy representatives will vote proxies that otherwise would be voted for the named Nominees for the election of such substitute nominee or nominees.

How are Nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.

The Board recommends a vote FOR each of the Nominees. All proxies executed and returned without an indication of how shares of common stock should be voted will be voted FOR the election of all Nominees.

Information On The Board, Executive Officers, And Key Employees And Director Nominees

The following table and information that follows sets forth, as of August 4, 2015, the names, and positions of our directors and executive officers:

Name and Municipality of Residence	Current Office with the Company	Principal Occupation Last Ten Years	Director Since
Gregory Sullivan Hamilton, Ontario, Canada	Chief Executive Officer and Director	Chief Executive Officer appointed July 2010, Police Officer from August 1985 – April 2012.	April 2005
Rakesh Malhotra Mississauga, Ontario, Canada	Chief Financial Officer and Treasurer

Chief Financial Officer appointed January 2007, a Canadian Chartered Accountant in Ontario and a Certified Public Accountant in Illinois. His occupation is that of a consultant to various private and public companies in Canada and the USA and serving as CFO with various public companies.

Dean Thrasher Burlington, Ontario, Canada	Chief Operating Officer and Director

COO of the Company since Oct 2010; self- employed (investment banking) from December 2007 to present; Executive Vice President, Mint Technology Corp. (TSXV pre-paid credit cards) July 2002 to December 2007; President, ecwebworks Inc. (e-commerce) from June 1999 to July 2002.

November 2013
Allen Ezer Mississauga, Ontario, Canada	Executive Vice-President and Director

Serving as VP Corporate Development January 2012, and as Executive Vice-President since January 2013; director with Goldspike Exploration (TSXV mineral exploration corporation) since May 2012, as well as Cambrian Corp. (junior exploration); CIBC Wood Gundy from November 2002 to December 2011, associate investment advisor.

January 2012
Keith Morrison Burlington, Ontario, Canada	Director

Chief Executive Officer at North American Nickel, December 2014 to present; CEO of Gedex Inc. September 2008 to November 2014; Director of Aeroquest International 2006-20012; October 2012 to present; Director with Marengo Mining Ltd., (TSX: MRN).

April 2014
Karim Kanji Burlington, Ontario, Canada	Director (Nominee)

CPA, CMA with MBA and L.LM designations. President, CEO and board Member of Lumen Dynamics from 2011-2014, Executive Officer Seals Ltd from 2010-2011, President of Clinicare Corporation from 2007-2009, Vice President Siemens from 1993-2007, various board positions from 1997-present.

September 2014
David Goodbrand Shanty Bay, Ontario, Canada	Director	Police Sergeant September 1994 to present.	October 2012

The following is a description of the business background of our directors, executive officers and director nominees.

Gregory Sullivan, 50, Mr. Sullivan has been a Director of the Company since April 2005. Mr. Sullivan was a police officer from August 1985 to April 2012 in Ontario in numerous capacities. Mr. Sullivan graduated from Mohawk College in 1986 with a Law Enforcement degree.

Rakesh Malhotra, 58, Mr. Malhotra has been SDI's Chief Financial Officer since January 7, 2007. Mr. Malhotra is a certified public accountant in Illinois, and a Canadian CPA, CA in Ontario. Mr. Malhotra graduated with a Bachelor of Commerce (Honors) from the University of Delhi (India), and has served as CFO for Pacific Copper Corp. (OTC-BB Mining Exploration) from April 2007 to October 2013; Infrastructure Materials Corp. (OTC-BB and TSXV Mining Exploration) from October 2009 to present; Dynamic Fuel Systems Inc. (TSXV Manufacturing) from June 2009 to June 2011 and June 2013 to July 2014; Uranium Hunter Corp. (OTC-BB Mining Exploration) from March 2007 to March 2010; Yukon Gold Corporation Inc. (OTC-Pink Sheets Mining Exploration) from November 2005 to August 2010 and November 2011 to present (filing on SEDAR).

Dean Thrasher, 51, Mr. Thrasher has been COO for the Company since October 2010. Mr. Thrasher has been self-employed in the investment banking sector dating from December 2007 to present; Executive Vice President of Mint Technology Corp. (TSXV prepaid credit cards) July 2002 to December 2007; and President, ecwebworks Inc. (e-commerce) from June 1999 to July 2002.

Allen Ezer, 38, Mr. Ezer has been a director and Executive Vice-President of the Company since January 2012. Mr. Ezer has been a director with Goldspike Exploration (TSXV mineral exploration corporation) since May 2012, as well as Cambrian Corp. (junior exploration); CIBC Wood Gundy November 2002 to December 2011, associate investment advisor.

David Goodbrand, 43, Mr. Goodbrand has served as a director for the Company since October 2012. Mr. Goodbrand is currently a police sergeant and has served in this capacity from September 1994 to present.

Keith Morrison, 55, Mr. Morrison currently serves as the Chief Executive Officer at North American Nickel. He was the Chief Executive Officer of Gedex Inc. from September 2008 to March 2015; Director of Aeroquest International (TSX:AQL) 2006 to 2012 (a global airborne geophysical services company); Director or Marengo Mining Ltd. October 2012 to present (TSX:MRN) an exploration company.

Karim Kanji, 47, Mr. Kanji is a senior, global executive with a proven track record in positioning companies for growth, profitability and acquisition. Karim’s wide-ranging competencies include macro corporate strategies, operational planning, M&A tactics, paths for growth, product development, cost reduction, cash management, and commercial / legal compliance. Mr. Kanji’s tenures include; President and CEO Lumen Dynamics (managed a successful sale of the company in November 2013), President Clinicare/Chartcare IT Services (negotiated the company’s divestiture in year-two of his contract), Vice President of Mergers & Acquisitions at Siemens Canada, General Manager and Finance Director Siemens Canada and has served on several boards of both public and private entities. Karim also holds several degrees including his eMBA, MBA, CPA, CMA, and his masters in law from Osgoode Hall.

Relationships between Directors and Officers

There are no family relationships between any officer or director of SDI.

Arrangements between Directors and Officers

To our knowledge, there is no arrangement or understanding between any of our officers and any other person pursuant to which the officer was selected to serve as an officer.

Legal Proceedings, Cease Trade Orders and Bankruptcy

Except as noted below, to our knowledge, none of our directors, executive officers or any of our stockholders holding more than 5% of any class of our voting securities, or any associate of any such director, officer or stockholder is a party adverse to us or any of our subsidiaries or has an interest adverse to us or any of our subsidiaries. None of our directors or executive officers is, as of the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including the Company), that:

(a)

was subject to a cease trade order (except as listed below), an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Rakesh Malhotra, SDI’s CFO, served as the CFO for Pacific Copper Corp., a US reporting issuer from April 2007 to October 2013. On October 28, 2008, Pacific Copper Corp. received a cease trade order (the “CTO”) from the British Columbian Securities Commission (the “BCSC”). By its terms, the CTO was issued for not filing a technical report under ‘Canadian National Instrument 43-101 Standards of Disclosure for mineral projects (“NI 43-101”) with respect to its material copper oxide projects in Chile in support of mineral reserve and mineral reserve estimates and results of a preliminary assessment, after having made public disclosures regarding such properties. On May 8, 2009, the BCSC revoked its CTO against the Company. In order to comply with legislation, Pacific Copper Corp. filed technical reports under Canadian National Instrument 43-101 with respect to each of the mineral projects.

On March 8, 2012, Pacific Copper Corp. received an additional CTO from the BCSC, the effect of which is limited to the Province of British Columbia. The CTO was issued for failure to file comparative annual financial statements for its financial year ended October 31, 2011 as required under Part 4 of National Instrument 51-102 Continuous Disclosure Obligations ("NI 51-102") and section 5(b) of British Columbia Instrument 51-509 Issuers Quoted in the U.S. Over-the-Counter Markets ("BCI 51-509"); a Form 51-102F1 Management's Discussion and Analysis for the period ended October 31, 2011 as required under Part 5 of NI 51-102 and section 5(b) of BCI 51-109; and a Form 51-102F2 Annual Information Form for the year ended October 31, 2011 as required under section 5(c) of BCI 51-509. Pacific Copper Corp. filed its annual financial statements for its financial year ended October 31, 2011, Form 51-102F1 Management's Discussion and Analysis for period ended October 31, 2011, and Form 51-F2 Annual Information Form for the year ended October 31, 2011. As a result, on March 15, 2012, the BCSC revoked the CTO issued on March 8, 2012.

None of our directors or executive officers, and none of our stockholders holding a sufficient number of our securities to affect materially the control of the Company:

(a)

is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this annual report, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(b)

has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or stockholder; or

(c)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(d)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the United States Exchange Act of 1934, as amended (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

None of our directors, executive officers nor any stockholder holding 5% or more of any of our securities has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

CORPORATE GOVERNANCE

The Board Structure

General Structure

Our current bylaws require the Board to have at least one (1) and no more than ten (10) Directors. The current Board is composed of six (6) directors.

Director Independence

We have six (6) directors, including three independent directors, as follows:

•	Gregory Sullivan
•	Dean Thrasher
•	Allen Ezer
•	Keith Morrison (independent)
•	David Goodbrand (independent)
•	Karim Kanji (independent)

An “independent” director is a director whom the Board has determined satisfies the requirements for independence under the Sarbanes-Oxley Act of 2002, section 10A(m)(3) and under section 803A of the NYSE MKT LLC Company Guide (note-our common shares are not currently listed on the NYSE-MKT or any other national securities exchange and this reference is used for definitional purposes only).

Board Leadership Structure

The Company’s Board of Directors is responsible for overseeing the business and affairs of the Company. Members of the Board are kept informed of our business through discussions with the President and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

The Board is currently comprised of Keith Morrison, who serves as our Chairman, and two independent directors and three directors who are not independent. The Board believes that there is no single best organizational model that is the most effective in all circumstances and that the shareholders’ interests are best served by allowing the Board to retain the flexibility to determine the optimal organizational structure for the Company at a given time.

Meetings Of The Board And Board Member Attendance At Annual Meetings

During the fiscal year ended November 30, 2014, the Board held 7 meetings of the Board.

Board members are not required to attend the Annual Meeting.

Communications To The Board

Stockholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Secretary, Dean Thrasher, Security Devices International Inc., 600-4830 W. Kennedy Blvd, Tampa, FL 33609. Our Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Secretary will review all communications before forwarding them to the appropriate Board member.

Board Committees

Our Board has established four board committee: the Audit Committee, the Compensation Committee, the Disclosure Committee, and the Nominating Governance Committee.

The information below sets out the current members of our Committees and summarizes the functions of each committee.

Audit Committee and Audit Committee Financial Experts

Our Audit Committee is comprised of Gregory Sullivan, Keith Morrison, and Karim Kanji. Mr. Morrison and Mr. Kanji are independent directors under Section 10A-3 of the Exchange Act and the audit committee rules of the NYSE MKT LLC. Karim Kanji is the Chairman of the Audit Committee. Karim Kanji satisfies the criteria for an audit committee financial expert under Item 407(d)(5) of Regulation S-K of the rules of the Securities and Exchange Commission.

The Audit Committee will meet with management and our external auditors if necessary, to review matters affecting financial reporting, the system of internal accounting and financial controls and procedures and the audit procedures and audit plans. The Audit Committee reviews our significant financial risks, will be involved in the appointment of senior financial executives and will annually review our insurance coverage and any off-balance sheet transactions.

The Audit Committee is mandated to monitor our audit and the preparation of financial statements and to review and recommend to the Board all financial disclosure contained in our public documents. The Audit Committee is also mandated to appoint external auditors, monitor their qualifications and independence and determine the appropriate level of their remuneration. The external auditors report directly to management, the Audit Committee and to the Board. The Audit Committee and the Board each have the authority to terminate the external auditor’s engagement (subject to confirmation by stockholders). The Audit Committee will also approve in advance any services to be provided by the external auditors, which are not related to the audit.

During the fiscal year ended November 30, 2014, the Audit Committee met twice. The Audit Committee expects to meet as needed during the upcoming fiscal year.

Audit Committee Report

Our Audit Committee oversees our financial reporting process on behalf of the Board. The Committee has three members, two of which are “independent” as determined under Rule 10A-3 of the Exchange Act, and the rules of the NYSE MKT LLC. The Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing (1) the integrity of our financial reporting and internal control, (2) independence and performance of our independent auditors, and (3) provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2014 financial statements, the Audit Committee reviewed the 2014 audited financial statements with management and our independent auditors. The Audit Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee may meet with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Committee has received the written disclosures and the letter from the independent auditors required by the Public Company Accounting Oversight Board for independent auditor communications with Audit Committees concerning independence.

The Audit Committee and the Board have recommended the selection of Schwartz, Levitsky, Feldman, LLP as our independent auditors for the fiscal year ending November 30, 2015.

Compensation Committee

Our Compensation Committee is comprised of Dean Thrasher, Greg Sullivan and Keith Morrison. The committee oversees remuneration of management and the board of directors on behalf of the Board. The Committee has three members, one of which is “independent” as determined under Rule 10A-3 of the Exchange Act, and the rules of the NYSE MKT LLC. The Committee operates under a written charter adopted by the Board.

The Committee’s responsibilities include reviewing succession and leadership plans and making appropriate recommendations to the Board at least annually regarding the appointment, succession and remuneration of the Company’s senior officers (including the President and Chief Executive Officer). The Committee reviews as necessary any recommendations of officer appointments or terminations. The Committee also reviews at least annually the assessment of the performance of the Company’s senior officers.

During the fiscal year ended November 30, 2014, the Compensation Committee met three times. The Compensation Committee expects to meet as needed during the upcoming fiscal year.

Governance and Nominating Committee

Our Governance and Nominating Committee is comprised of Allen Ezer, Keith Morrison and Greg Sullivan. The Committee has 3 members, 1 of which is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT LLC. The Committee operates under a written charter adopted by the Board.

The committee oversees corporate governance matters and is responsible for (1) identifying individuals qualified to become Directors and recommending to the Board new nominees for election by shareholders or for appointment by the Board; (2) providing recommendations to the Board regarding the competencies and skills the Board, as a whole should possess, and the qualifications of its Directors; (3) recommending for Board approval, if appropriate, revisions to our corporate governance practices and procedures; (4) reviewing the composition and mandate of the Board and each committee of the Board.

During the fiscal year ended November 30, 2014, the Nominating Governance Committee met twice. The Nominating Governance Committee expects to meet as needed during the upcoming fiscal year.

Disclosure Committee

Our Disclosure Committee is comprised of Karim Kanji Greg Sullivan and Dean Thrasher. The Committee has 3 members, 1 of which is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT LLC. The Committee operates under a written charter adopted by the Board.

The Disclosure Committee is responsible for ensuring timely and proper disclosure of all material events, for reviewing all disclosures made, and for ensuring adherence to the Company’s Confidentiality & Securities Trading Policy.

During the fiscal year ended November 30, 2014, the Disclosure Committee met once. The Disclosure Committee expects to meet as needed during the upcoming fiscal year.

Director Compensation Agreements

Except as described under “Executive Compensation Agreements” below, there are no service contracts with any of our directors and there is no arrangement or agreement made or proposed to be made between us and any of our directors pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that officer’s resignation, retirement or other termination of employment, or in the event of a change of control of us or a change in the director’s responsibilities following such change in control.

Compensation of Directors

The Compensation Committee will make recommendations of any compensation to be paid to the board of directors for the year 2015.

Other Governance Matters

The Role of the Board in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board and the Audit Committee. The Audit Committee is chaired by Karim Kanji, and two of three directors are independent that sit on the Audit Committee.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of our financial reporting process and systems of internal control regarding finance and accounting, as well as our financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding our effectiveness in identifying and appropriately controlling risks.

We also have a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. Our risk management framework is designed to:

•	Provide that risks are identified, monitored, reported, and priced properly;

•	Define and communicate the types and amount of risk the Company is willing to take; and

•	Promote a strong risk management culture that encourages a focus on risk-adjusted performance.

Code of Ethics

The Board has adopted a written code of business conduct and ethics (the “Code of Ethics”) for our Directors, officers and employees that sets out the Board’s expectations for the conduct of such persons in their dealings on behalf of the Company. Employees, officers and Directors are required to maintain an understanding of, and ensure that they comply with, the Code of Ethics.

Employees, officers and Directors are required to report violations of the Code of Ethics to the Chief Executive Officer or the Chair of the Board. The Board is not aware of any breach of the Code of Ethics by any Director or officer during the period since its adoption on January 14, 2015.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation awarded to or paid to the (i) the person serving as CEO of the Company during 2014, (ii) the person serving as CFO of the Company during 2014, and (iii) the other three most highly paid executive officers of the Company who were serving as executive officers at November 30, 2014 (together, the “Named Executive Officers”) for the fiscal years ended November 30, 2014 and 2013.

During the fiscal years ended November 30, 2014 and 2013, the Board made grants of cash and grants of options to certain directors and executives, the value of such grants of options and cash are indicated in the compensation table below.

Name and Principal Position	Year	Salary $	Bonus $	Stock Stock Awards $	Option- Based Awards(5	Non-Equity Incentive Plan Non-Equity Incentive Compensation $	Non-Qualified Deferred Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total
Gregory Sullivan, CEO & Director	2014 2013	- -	- -	- -	70,558 -	- -	- -	155,774 158,400	226,332(1) 158,400(1)
Rakesh Malhotra, CFO	2014 2013	- -	- -	- -	- -	- -	- -	38,700 58,530	38,700(2) 58,530(2)
Dean Thrasher, COO & Director	2014 2013	- -	- -	- -	112,893 -	- -	- -	115,446 120,000	228,339(3) 120,000(3)
Allen Ezer, Executive Vice- President & Director	2014 2013	- -	- -	- -	70,558 -	- -	- -	99,365 100,500	169,923(4) 100,500(4)

1.	For the 2014 fiscal year, $155,774 was paid in cash for services rendered. For the 2013 fiscal year, $158,400 was paid in cash for services rendered.

2.	For the 2014 fiscal year 2014, $38,700 was paid in cash for services rendered. For the 2013 fiscal year, $58,530 was paid in cash for services rendered.

3.	A corporation that is 50% owned by Mr. Thrasher received $115,446 in cash for his services rendered during the 2014 fiscal year and $120,000 in cash for his services rendered in the 2013 fiscal year.

4.

A corporation that is under common control with Mr. Ezer received $99,365 in cash for his services rendered during the 2014 fiscal year and $100,500 in cash for services his services rendered during the 2013 fiscal year.

5.

These options have been valued using Black-Scholes methodology. The following assumptions were made for purposes of calculating the value of options based awards: an expected option term of 5 years to exercise for 2014; a projected dividend of zero; projected stock price volatility of 170.42% for 2014 and a risk-free interest rate of 2% for 2014.

The actual value realized, if any, on option exercises will be dependent on overall market conditions and the future performance of the Company and its Common Shares

Executive Compensation Agreements

As further described below, we are a party to an employment contract with Gregory Sullivan for 16 remaining months, a consulting agreement which provides the services of Allen Ezer for approximately 16 remaining months, and a consulting contract which provided the services of Dean Thrasher for 28 remaining months, in each case with renewal features at the expiry dates. The renewals are not automatic. Pursuant to the agreements, compensation is payable for termination of their contracts in certain circumstances, including termination without cause and change of control. The agreements provide for the payment of compensation that will be triggered by a termination of the agreement by either us or the executive officer following a change of control of us, or by us at any time, other than for “cause.”

1.           The Company has entered into an agreement with Gregory Sullivan, dated November 21, 2011, the Company’s Chief Executive Officer for a 5-year term commencing January 1, 2012. Mr. Sullivan’s remuneration is CAD$12,000 per month with a 5% annual increase, and a CAD $600 per month car allowance. The agreement has the following terms.

(a)	The consulting agreement may be terminated with mutual consent or Mr. Sullivan giving 3 weeks notice.

(b)

The Company may terminate the agreement without any notice or pay in lieu of notice, if Mr. Sullivan breaches his consulting agreement or the Company otherwise has just cause to terminate his agreement.

(c)

If Mr. Sullivan has not breached his consulting agreement or the Company does not have just cause to end his consulting position upon termination of his consulting agreement, the Company shall provide Mr. Sullivan with two- and-a-half times his then annual remuneration and by continuing his then benefits coverage for a period of two-and-a- half years. If a change in control of the Company occurs, the Company shall pay Mr. Sullivan two times his then remuneration.

2.           The Company has entered into a consulting agreement effective January 1, 2015 for a two-year period with Lumina Global Partners Inc. (“Lumina”), a corporation under common control with Allen Ezer, at a monthly remuneration of CAD $8,925. The agreement has the following terms.

(a)	The agreement shall be terminated once all services have been completed by Lumina.

(b)

In the event of termination without cause due to change in control brought about by a sale, lease, merger or transfer, the Company is obligated to pay 12 months fees at the rate current at time of the change in control.

(c)	Either party may terminate the consulting agreement with 30 days written notice.

3.           The Company has entered into a consulting agreement effective October 1, 2014 with Level 4 Capital Corp. (“L4”), and ending December 31, 2017. L4 is 50% owned by our Chief Operating Officer Dean Thrasher. L4’s remuneration is $24,000 per month. At the discretion of L4, it may take remuneration in the form of cash or in common stock at a price of $0.40 per share. L4 has not exercised its right to accept compensation in shares. The agreement has the following terms.

(a)

The agreement shall be terminated once all services under the contract have been completed by L4. Those services include; guiding the Company’s manufacturer through all new product development, liaison with securities commissions in Canada and the US, working with US and Canadian counsel in all aspects, go to market strategy, budgeting, MD&A and financial reporting assistance with CFO, work with board of directors, and logistics of the products.

(b)

Upon a change in control of L4, the Company has the right to terminate this agreement with 90 days notice. In the event of termination without cause due to change in control brought about by a sale, lease, merger or transfer, the Company must pay L4 eighteen months of fees.

(c)	Either party may terminate the consulting agreement with mutual written consent.

Except as described above, there are no service contracts of any of Named Executive Officers and there is no arrangement or agreement made or proposed to be made between us and any of our Named Executive Officers pursuant to which a payment or other benefit is to be made or given by way of compensation in the event of that officer’s resignation, retirement or other termination of employment, or in the event of a change of control of us or a change in the Named Executive Officer’s responsibilities following such change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the stock options and stock appreciation rights outstanding to our Named Executive Officers and directors, which are outstanding as of November 30, 2014.

Option/Warrant Awards						Stock Awards
Name	Number of securities underlying unexercised options/ warrants (#) exercisable	Number of securities underlying unexercised options/ warrants (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option/ Warrant exercise price ($)	Option/ Warrant expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or others rights that have not vested ($)
Gregory Sullivan, CEO	1,097,000(1)	-	-	0.13 – 0.47	Oct. 2015 – Sept. 2019	-	-	-	-

Rakesh Malhotra, CFO and Treasurer	195,000(2)	-	-	0.13 - 0.20	Oct. 2015 – Jan. 2016	-	-	-	-
Dean Thrasher, COO	800,000(3)	-	-	0.13-0.36	Jan. 2016-Sept. 2019	-	-	-	-
Allen Ezer Executive Vice-President	900,000(4)	-	-	0.13 – 0.36	Jan. 2016 – Sept., 2019	-	-	-	-
Keith Morrison, Director	600,000(5)	-	-	0.32	May, 2019	-	-	-	-
Karim Kanji, Director	500,000(6)	-	-	0.36	Sept., 2019	-	-	-	-
David Goodbrand, Director	100,000(7)	-	-	0.45	Oct., 2016	-	-	-	-

(1)

Mr. Sullivan holds 250,000 options and 847,000 warrants as of November 30, 2015. The strike price of Mr. Sullivan’s options/warrants range from $0.13 to $0.47, with expiry dates from October 1, 2015 to October 9, 2019.

(2)	Mr. Malhotra holds 195,000 warrants with a strike price ranging from $0.13 - $0.20 and expiry dates ranging from October 1, 2015 to January 4, 2016.

(3)

Level 4 Capital Corp., a company in which Mr. Thrasher owns a 50% interest, was issued 800,000 options on September 11, 2014 (exercisable at $0.35 until September 10, 2019) and 800,000 compensation warrants on January 4, 2012 (exercisable at $0.13 until January 4, 2016). Of the 800,000 options and 800,000 compensation warrants, Mr. Thrasher is entitled to 50%.

(4)

Mr. Ezer holds 250,000 options and 650,000 warrants through a company he owns (Lumina Global Partners Inc.). The strike price of Mr. Ezer’s warrants/options range from $0.13 to $0.36, with expiry dates from January 4, 2016 to September 10, 2019.

(5)	Mr. Morrison holds 600,000 stock options. The strike price of Mr. Morrison's option is $0.35, with an expiry date of May 8, 2019.

(6)	Mr. Kanji holds 500,000 stock options. The strike price of Mr. Kanji's option is $0.36, with an expiry date of September 10, 2019.

(7)	Mr. Goodbrand holds 100,000 stock options. The strike price of Mr. Goodbrand’s option is $0.45, with an expiry date of October 25, 2016.

Retirement, Resignation or Termination Plans-

We do not sponsor any plans, that would provide compensation or benefits of any type to an executive upon retirement, or any plans that would provide payment for retirement, resignation, or termination as a result of a change in control of our Company or as a result of a change in the responsibilities of an executive following a change in control of our Company, except as described under “Executive Compensation Agreements” above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of August 4, 2015 regarding the ownership of our common stock by:

  each person who is known by us to own more than 5% of our shares of common stock; and
  each Named Executive Officer, each director and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on shares of common stock outstanding as of August 4, 2015.

For the purposes of the information provided below, shares subject to options and warrants that are exercisable within 60 days following August 5, 2015 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to these tables, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Principal Stockholders

Title of Class	Name of Beneficial Owner(1)	Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership Shares	Percent of Class
common stock, warrants	Alpha North Asset Management	333 Bay Street Suite 630 Toronto, Ontario M5H 2R2 Canada	4,974,378 (1)	9.1%
common stock	NLW1 LLC	12 South Main Street Suite 203 Norwalk, CT 06854	7,575,757	13.9%
common stock	REF Securities & Co.	12 South Main Street Suite 203 Norwalk, CT 06854	2,898,765	5.3%

(1)

Beneficial ownership is determined in accordance with the United States Securities Act of 1933, as amended and the United States Securities Exchange Act of 1934, as amended and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment control with respect to all shares beneficially owned. Figures shown are on a non-diluted basis.

Security Ownership of Management

The following table sets forth, as of August 4, 2015, certain information regarding the beneficial ownership of our common stock and the percentage of shares beneficially owned by (i) the person serving as CEO of the Company during 2014, (ii) the person serving as CFO of the Company during 2014, and (iii) the other three most highly paid executive officers of the Company who were serving as executive officers at November 30, 2014 (together, the “Named Executive Officers”) and each Director, and all current Directors and current executive officers of the Company as a group. The mailing address for each Named Executive Officer and Director is: c/o Security Devices International, Inc. 600-4830 W. Kennedy Blvd., Tampa, FL, USA 33609.

Title of Class	Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership Shares	Percent of Class
Common Stock, Options, Warrants	Gregory Sullivan, Chief Executive Officer and Director	2,067,000 (2)	3.8%
Options, Warrants	Rakesh Malhotra, Treasurer and Chief Financial Officer	195,000 (3)	0.4%
Common Stock, Options,	Dean Thrasher, Chief Operating Officer	1,700,000 (4)	3.1%

Warrants
Common Stock, Options, Warrants	Allen Ezer, Executive Vice-President	960,000 (5)	1.8%
Options	David Goodbrand, Dire3ctor	100,000 (6)	0.2%
Common Stock, Options	Keith Morrison, Director	790,000(7)	1.5%
Options	Karim Kanji, Director	500,000(8)	0.9%
	Total for Officers and Directors	6,312,000	11.6%

(1)

Beneficial ownership is determined in accordance with the United States Securities Act of 1933, as amended and the United States Securities Exchange Act of 1934, as amended and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investment control with respect to all shares beneficially owned.

(2)	Includes options/warrants exercisable to acquire 1,097,000 shares of common stock.

(3)	Includes 195,000 warrants exercisable to acquire 195,000 shares of common stock

(4)

Includes options/warrants exercisable to acquire 800,000 shares of common stock. These securities are in the name of Level 4 Capital Corp. Mr. Thrasher does not control Level 4 Capital Corp., but is a 50% beneficial owner.

(5)	Includes options/warrants exercisable to acquire 900,000 shares of common stock.

(6)	Includes vested options exercisable to acquire 100,000 shares of common stock

(7)	Includes vested options exercisable to acquire 600,000 shares of common stock

(8)	Includes vested options exercisable to acquire 500,000 shares of common stock

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

As of August 4, 2015, we had approximately 56 stockholders of record listed on our stock ledger.

INTEREST OF CERTAIN PERSONS AND CORPORATIONS IN MATTERS TO BE ACTED UPON

Other than each director's and officer's interest in the Company's Stock Option Plan, no person who has been a director or executive officer of the Company since the beginning of the last financial year and no associate or affiliate of any such director or executive officer has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Annual Meeting.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except for the transactions described below, none of our directors, senior officers or principal stockholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, since the beginning of the fiscal year ended November 30, 2014, or in any proposed transactions, in which such person had or is to have a direct or indirect material interest.

Related party transactions are reviewed and approved by the Board.

Purchases of Securities

During and subsequent to the fiscal year ending November 30, 2014, our officers, directors and 10% stockholders purchased our securities on the following terms:

Officer, Director, 10% Stockholder	Type of Security	Amount	Price of Security	Date of Purchase
NLW1 LLC	common stock	7,575,757	USD$0.33	June 19, 2015

Other than compensatory arrangements described under “Executive Compensation” and the transactions described above, we have had no other transactions, directly or indirectly, during the past fiscal year with our directors, senior officers or principal stockholders, or any of their associates or affiliates in which they had or have a direct or indirect material interest.

PROPOSAL 2 — APPOINTMENT OF THE AUDITOR

What am I voting on?

The Audit Committee has selected Schwartz, Levitsky, Feldman, LLP to be its Independent Registered Public Accounting Firm for the current fiscal year ending November 30, 2015.

This proposal seeks stockholder ratification of the appointment of Schwartz, Levitsky, Feldman, LLP.

Information About the Auditor

Schwartz, Levitsky, Feldman, LLP was the Independent Registered Public Accounting Firm for us in the fiscal year ended November 30, 2014 and 2013.

If a representative of Schwartz, Levitsky, Feldman, LLP does attend the Annual Meeting, they will be given an opportunity to make a statement, should they choose to do so. We do not know if the representative, if one does attend the Annual Meeting, would make himself or herself available for questions at the Annual Meeting.

Auditor Fees

Audit Fees

The aggregate fees billed by our auditors for professional services rendered in connection with the audit of our annual consolidated financial statements for fiscal 2014 and 2013 and reviews of the consolidated financial statements included in our Forms 10-K for fiscal 2014 and 2013 were $35,450 and $20,000, respectively.

Audit-Related Fees

The aggregate fees billed by our independent registered public accounting firm for any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements including review of the quarterly financial statements and Form 10-Q’s for fiscal year 2014 and 2013 and are not reported under “Audit Fees” above were $16,800 and $16,500, respectively.

Tax Fees

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning for fiscal 2014 and 2013 were $0 and $0, respectively.

All Other Fees

The aggregate fees billed by our auditors for all other non-audit services rendered to us, for fiscal 2014 and 2013 were $0 and $24,000, respectively.

The Audit Committee does not have any formal pre-approval policies and procedures for non-audit services undertaken by the registered public accounting firm.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm. All proxies executed and returned without an indication of how shares of common stock should be voted will be voted FOR the appointment of the independent registered public accounting firm.

Overview of the Company’s Stock Option Plan

Effective May 31, 2013, the Company adopted its incentive stock option plan (the “Stock Option Plan”), which replaced the prior stock option and stock bonus plans, as ratified by the Company’s shareholders at the Company’s 2014 Annual Meeting of Shareholders. As a result, all outstanding options to purchase common stock granted by the Company under the prior plans are now governed by the Stock Option Plan and the Company’s prior plans (an Incentive Stock Option Plan, a Non-Qualified Stock Option Plan, and a Stock Bonus Plan) have been terminated.

We have not granted any options which are subject to ratification by stockholders. The table below shows securities issued under our Stock Option Plan as of August 4, 2015.

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders(1)	7,487,045	$0.275	1,892,812
Equity compensation plans not approved by security holders	--		--
TOTAL	7,487,045	$0.275	--

(1)           As a condition precedent to the TSXV issuing its final acceptance of listing of the common stock on the TSXV, all of the warrants previously issued by the Company as payment for services (the “Compensation Warrants”), being warrants to purchase 4,212,045 shares of common stock, were counted as if they had been issued under the Stock Option Plan, thereby reducing the number of options which may otherwise be granted. As at August 4, 2015 there were 1,892,812 options to purchase common stock still outstanding.

Who is eligible to participate in the Company’s Stock Option Plan?

Any employee, officer, director, consultant, independent contractor, or director of or providing services to us or any parent, affiliate, or subsidiary of us is eligible to be designated a participant in the Stock Option Plan.

Currently, this includes, but is not limited to, the following directors and executives:

•	Gregory Sullivan, Chief Executive Officer, Director
•	Rakesh Malhotra, Chief Financial Officer

•	Dean Thrasher, Chief Operating Officer
•	Allen Ezer, Executive Vice-President, Director
•	Keith Morrison, Director
•	Karim Kanji, Director
•	David Goodbrand, Director

In total there are approximately 11 officers, directors, employees, and consultants eligible under the Stock Option Plan.

What benefit amounts will be received under the Stock Option Plan?

The following is a summary of the current options outstanding under our Stock Option Plan, to current officers and directors:

Directors & Officers	Number of options granted	Number of vested options
Allen Ezer	250,000	250,000
Gregory Sullivan	250,000	250,000
Dean Thrasher	400,000	400,000
Rakesh Malhotra	-	-
Keith Morrison	600,000	600,000
Karim Kanji	500,000	500,000
David Goodbrand	100,000	100,000

PROPOSAL 3 — AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY

In addition to common stock, the Company is currently authorized to issue up to 5,000,000 shares of preferred stock. Shares of preferred stock may be issued from time to time in one or more series as may be determined by SDI's Board of Directors. The voting powers and preferences, the relative rights of each such series and the qualifications, limitations and restrictions of each series are to be established by the Board of Directors prior to the issuance of any shares in a series.

While not currently anticipated, SDI's directors are able to issue preferred stock with multiple votes per share and dividend rights which would have priority over any dividends paid with respect to the holders of SDI’s common stock. The issuance of preferred stock with these rights may make the removal of management difficult even if the removal would be considered beneficial to shareholders generally, and may have the effect of limiting shareholder participation in transactions such as mergers or tender offers if these transactions are not favored by SDI's management. As of the date of this proxy statement SDI had not issued any shares of preferred stock and as of the date of this proxy statement SDI’s Board has no intention to issue any shares of preferred stock.

As a condition precedent to the TSX Venture Exchange listing the Company’s common stock on that stock exchange, SDI provided an undertaking to (i) not issue any shares of preferred stock with multiple votes per share for so long as the common stock may be listed on the TSXV; and (ii) present to its shareholders for approval an amendment to SDI’s articles to prohibit the issuance of shares of preferred stock having multiple voting attributes.

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, to approve a resolution prohibiting the issuance of shares of preferred stock having multiple voting attributes. The text of the resolution which management intends to place before the Annual Meeting for approval is as follows:

“BE IT RESOLVED THAT the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "4D" so that, as amended, that Article shall be and read as follows:

‘D. The preferred shares may be issued in one or more series. The designations, powers, rights, preferences, qualifications, restrictions and limitations of each series of the preferred stock shall be established from time to time by the Corporation's Board of Directors, in accordance with the Delaware Corporation Law, provided that no series of preferred stock shall carry the right to more than one vote for each share of such series”

PROPOSAL 4 — AMENDMENT TO THE BY-LAWS OF THE COMPANY

Under Delaware Corporation Law, a quorum at any meeting of shareholders consists of the representation in person or by proxy of not less than a majority of the shares of the outstanding capital stock of the corporation entitled to vote at such meeting, unless the articles of the corporation provide otherwise. If the articles provide otherwise, the quorum requirement may be reduced to one-third of the shares of the outstanding capital stock.

Our by-laws provide that the quorum requirement for an annual or special meeting of shareholders is the representation in person or by proxy of not less than one-third of the shares of the outstanding capital stock of the corporation entitled to vote at such meeting. The by-laws further provide that, if a quorum is not present at a meeting, the meeting may be adjourned for a period not exceeding 60 days and the quorum required at such adjourned meeting shall be stockholders, present either in person or by proxy, entitled to vote a majority of the shares entitled to vote at the meeting.

The effect of the Company’s by-laws is that the quorum requirement increases from one-third of the shares of the outstanding capital stock to one-half of those shares if a shareholders meeting is adjourned for failure to achieve the quorum requirement. Management believes that such an increase should not occur and that instead the by-laws should set the minimum permitted quorum requirement at any adjourned meeting of shareholders (being one-third of the shares).

On July 9, 2015, the board of directors of the Company approved an amendment to the by-laws reducing the quorum requirement to one-third of the shares of the outstanding capital stock of the corporation at any adjourned meeting of shareholders. That by-law amendment took effect upon approval by the directors but the Directors believe that it is appropriate to seek confirmation of that amendment by shareholders at the Annual Meeting. If shareholders reject the confirmation of the by-law amendment, the by-law amendment will become ineffective as of the date of the Annual Meeting.

At the Annual Meeting, shareholders will be asked to consider and, if thought appropriate, to confirm the amendment to the by-laws. The text of the resolution which management intends to place before the Annual Meeting for approval is as follows:

“RESOLVED THAT the amendment to section 7 of the by-laws of the Company shown underlined below is hereby confirmed:

A quorum at any annual or special meeting shall consist of the representation in person or by proxy of one-third in number of shares of the outstanding capital stock of the Corporation entitled to vote at such meeting. In the event a quorum is not present, the meeting may be adjourned by those present for a period not to exceed sixty (60) days at any one adjournment; and no further notice of the meeting or its adjournment shall be required. The stockholders entitled to vote, present either in person or by proxy at such adjourned meeting, shall, if equal to one-third of the shares entitled to vote at the meeting, constitute a quorum, and the votes of a majority of those present in numbers of shares entitled to vote shall be deemed the act of the shareholders at such adjourned meeting.”

PROPOSAL 5 — ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the compensation of the Company’s “Named Executive Officers,” or a “Say-on-Pay” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the United States Securities And Exchange Commission (“the SEC”). The Company presents the resolution set forth below for approval by the Shareholders.

We believe that our compensation and procedures are competitive, are focused on pay for performance principles and are well aligned with the long-term interests of the Shareholders. We encourage you to review the compensation of our Named Executive Officers as described in this Proxy Statement and Information Circular under “Executive Compensation.”

We seek to attract and retain experienced, qualified executives. We believe this is critical to our success. The Board of Directors believes the Company’s compensation policies and procedures achieve this objective and recommends that shareholders vote “FOR” the proposal. Specifically, Shareholders are being asked to approve the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement and Information Circular pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”

Because your vote is advisory, it will not be binding upon our Board of Directors and may not be construed as overruling any decision by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors. However, the Board of Directors values constructive dialogue with our Shareholders on executive compensation and other important governance topics and encourages all Shareholders to vote their Shares. The Board of Directors will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 6 — ADVISORY VOTE ON FREQUENCY OF FUTURE SHAREHOLDER VOTING ON EXECUTIVE COMPENSATION

The following proposal is an advisory, non-binding vote on the frequency of Shareholder votes on executive compensation, or a “Say-on-Frequency” proposal, as required by Section 14A of the Securities Exchange Act, which was added by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and by rules of the SEC. We are asking our Shareholders to vote on a Say-on-Frequency vote at our 2015 annual meeting.

In Proposal 5, we ask our Shareholders to vote on the compensation of the Company’s Named Executive Officers. Proposal 5 is commonly called a “say-on-pay” proposal. In Proposal 6, we ask our Shareholders to cast an advisory non-binding vote on how often the Company should include a say-on-pay proposal in its proxy materials for future annual Shareholder meetings or other meetings of the Shareholders at which directors will be elected and for which the rules of the SEC require executive compensation disclosure pursuant to Item 402 of Regulation S-K. The vote on this proposal is non-binding on the Company but will be considered by the Company as it administers its executive compensation program. Shareholders may vote for a frequency of say-on-pay votes of one, two or three years or may abstain from voting. The Board of Directors recommends that a non-binding advisory vote to approve the compensation of its executive officers as described in its annual proxy statements occur every three years. The Board of Directors believes that holding this vote every three years will be the most effective timeframe because it will provide the Board of Directors with sufficient time to evaluate the results of a say-on-pay vote, to engage Shareholders following such a vote, if appropriate, to understand the concerns that the Company’s Shareholders may have and to implement any changes the Board of Directors considers appropriate in response to the vote results.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the Company should include an advisory vote on the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (as disclosed in the Proxy Statement and Information Circular pursuant to Item 402 of Regulation S-K) once every one year, two years, or three years.”

Shareholders should note that their views on compensation are not binding on the Company. This vote will not be binding on the Board of Directors and may not be construed as overruling any decision by the Board of Directors or create or imply any additional fiduciary duty by the Board of Directors.

THE BOARD RECOMMENDS A VOTE FOR THE “THREE (3) YEARS” OPTION WITH RESPECT TO THE ADVISORY PROPOSAL ON THE FREQUENCY OF THE SHAREHOLDERS’ VOTE ON EXECUTIVE COMPENSATION

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

By Order of the Board of Directors,

/s/ Dean Thrasher

Secretary

August 5, 2015